UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

Central Index Key Number of the issuing entity: 0001702746 Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001089877 KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On or about May 11, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-C33(the “Certificates”) and VRR Interest, are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”, together with the VRR Interest and the Publicly Offered Certificate, the “Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 11, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-four (44) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy (70) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated May 4, 2017, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated May 4, 2017, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated May 4, 2017, between the Registrant and KeyBank. The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 4, 2017, between the Registrant, MSMCH and the Underwriters, and(ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc. (collectively,

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the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of May 4, 2017, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 5, 2017 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated May 5, 2017.

In addition, the mortgage loans secured by the mortgaged properties identified as “Hyatt Regency Austin,” “Pentagon Center,” “Key Center Cleveland,” “D.C. Office Portfolio,” “Ralph’s Food Warehouse Portfolio,” “Gateway Crossing,” and “Tops Portfolio” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “Hyatt Regency Austin Whole Loan,” the “Pentagon Center Whole Loan,” the “Key Center Cleveland Whole Loan,” the “D.C. Office Portfolio Whole Loan,” the “Ralph’s Food Warehouse Portfolio Whole Loan,” the “Gateway Crossing Whole Loan” and the “Tops Portfolio Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Hyatt Regency Austin Whole Loan have entered into an intercreditor agreement, dated as of May 11, 2017 and attached hereto as Exhibit 99.4, that sets forth the respective rights of each such noteholder with respect to the Hyatt Regency Austin Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Gateway Crossing Whole Loan have entered into an intercreditor agreement, dated as of May 11, 2017 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Gateway Crossing Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Tops Portfolio Whole Loan have entered into an intercreditor agreement, dated as of April 24, 2017 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Gateway Crossing Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement; provided, that with respect to the Gateway Crossing Whole Loan and the Tops Portfolio Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Servicing Shift Mortgage Loans.”

The mortgage loans secured by the mortgaged properties identified as “Pentagon Center,” “Key Center Cleveland,” “D.C. Portfolio” and “Ralph’s Food Warehouse Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Pentagon Center Mortgage Loan,” “Key Center Cleveland Mortgage Loan,” “D.C. Portfolio Mortgage Loan” and “Ralph’s Food Warehouse Portfolio Mortgage Loan” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “Pentagon Center Whole Loan,” “Key Center Cleveland Whole Loan,” “D.C. Portfolio Whole Loan” and “Ralph’s Food Warehouse Portfolio Whole Loan” respectively). The initial holders of the promissory notes evidencing the Pentagon Center Whole Loan have entered into an intercreditor agreement, dated as of March16, 2017 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Pentagon Center Whole Loan, as described in

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the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Key Center Cleveland Whole Loan have entered into an intercreditor agreement, dated as of January 31, 2017 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Key Center Cleveland Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the D.C. Office Portfolio Whole Loan have entered into an intercreditor agreement, dated as of February 13, 2017 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the D.C. Office Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing the Ralph’s Food Warehouse Portfolio Whole Loan have entered into an intercreditor agreement, dated as of April 1, 201 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Ralph’s Food Warehouse Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.”

The Pentagon Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the GSMS 2017-GS5 securitization transaction, dated as of March 1, 2017 (the “GSMS 2017-GS5 PSA” attached hereto as Exhibit 4.2), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of Pentagon Center Mortgage Loan” in the Prospectus, the terms and conditions of the GSMS 2017-GS5 PSA applicable to the servicing of the Pentagon Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Key Center Cleveland Whole Loan will be serviced and administered under the pooling and servicing agreement for the CGMCT 2017-P7 securitization transaction, dated as of April 1, 2017 (the “CGMCT 2017-P7 PSA” attached hereto as Exhibit 4.3), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of Key Center Cleveland Mortgage Loan” in the Prospectus, the terms and conditions of the CGMCT 2017-P7 PSA applicable to the servicing of the Key Center Cleveland Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Each of the D.C. Office Portfolio Whole Loan and the Ralph’s Food Warehouse Portfolio Whole Loan will be serviced and administered under the pooling and servicing agreement for the BANK 2017-BNK4 securitization transaction, dated as of April 1, 2017 (the “BANK 2017-BNK4 PSA” attached hereto as Exhibit 4.4), Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the D.C. Office Portfolio Mortgage Loan and the Ralph’s Food Warehouse Portfolio Mortgage Loan” in the Prospectus, the terms and conditions of the BANK 2017-BNK4 PSA applicable to

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the servicing of the D.C. Office Portfolio Whole Loan and the Ralph’s Food Warehouse Portfolio are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to sixteen (16) mortgage loans, representing approximately 29.0% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of May 1, 2017 and attached hereto as Exhibit 99.11, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement” in the Prospectus.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
1.1	Underwriting Agreement, dated as of May 4, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2017, which such certification is dated May 5 23, 2017.
99.1	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated May 4, 2017, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and KeyBank National Association.

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99.4	Agreement Between Note Holders, dated as of May 11, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.5	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Morgan Stanley Bank, N.A., as Initial Note A-5 Holder and Morgan Stanley Bank, N.A., as Initial Note A-6 Holder.
99.6	Co-Lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder.
99.7	Agreement Between Note Holders, dated as of February 13, 2017, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.8	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.10	Agreement Between NoteHolders, dated as of April 24, 2017, by and among KeyBank National Association, as Note A-1 Holder and KeyBank National Association, as Note A-2 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date: May 11, 2017

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 4, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2017, which such certification is dated May 5 23, 2017.
99.1	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated May 4, 2017, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated May 4, 2017, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.4	Agreement Between Note Holders, dated as of May 11, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.5	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Morgan Stanley Bank, N.A., as Initial Note A-5 Holder and Morgan Stanley Bank, N.A., as Initial Note A-6 Holder.

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99.6	Co-Lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder.
99.7	Agreement Between Note Holders, dated as of February 13, 2017, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.8	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.10	Agreement Between NoteHolders, dated as of April 24, 2017, by and among KeyBank National Association, as Note A-1 Holder and KeyBank National Association, as Note A-2 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

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